EXECUTION VERSION

ASSUMPTION AGREEMENT

This ASSUMPTION AGREEMENT (this “Agreement”) is entered into as of February [16], 2018, among Potlatch Corporation, a Delaware corporation and a REIT (“Potlatch”), Potlatch Forest Holdings, Inc., a Delaware corporation (“Potlatch Forest”), and Potlatch Land & Lumber, LLC (“Potlatch Land & Lumber”) (collectively, the “Successor Borrowers” and each individually, a “Successor Borrower”), Deltic Timber Corporation, a Delaware corporation (the “Initial Borrower” and together with the Successor Borrowers, the “Parties”), the Lenders and Voting Participants identified on the signature pages hereto and American AgCredit, PCA, as Administrative Agent (the “Administrative Agent”).  Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement (as defined below).

RECITALS

WHEREAS, Initial Borrower, the Lenders from time to time party thereto and the Administrative Agent are parties to that certain Term Loan Credit Agreement dated as of August 27, 2015 (as amended, restated, supplemented, waived and modified from time to time, including pursuant to this Agreement, the “Credit Agreement”);

WHEREAS, Portland Merger, LLC, a Delaware limited liability company (“Merger Sub”) is a wholly owned subsidiary of Potlatch;

WHEREAS, Initial Borrower is merging with and into Merger Sub as of the date hereof (the “Merger”), pursuant to the Agreement and Plan of Merger (the “Merger Agreement”) dated as of October 22, 2017, with Merger Sub continuing as the surviving corporation in the Merger and a wholly owned subsidiary of Potlatch;

WHEREAS, Initial Borrower has agreed to assign to the Successor Borrowers all of its rights, interests, duties, obligations and liabilities in, to and under the Credit Agreement and the other Loan Documents;

WHEREAS, the Successor Borrowers, on a joint and several basis, desire to accept the assignment of (and, in the case of duties, obligations and liabilities, assume) all of Initial Borrower’s rights, interests, duties, obligations and liabilities in, to and under the Credit Agreement and the other Loan Documents (the “Assignment and Assumption”);

WHEREAS, Initial Borrower has requested that the Administrative Agent, Lenders and Voting Participants release Initial Borrower and the Subsidiary Loan Parties from all of its obligations under the Credit Agreement and the other Loan Documents (the “Release”);

WHEREAS, in accordance with Section 10.2(b) of the Credit Agreement, the Administrative Agent, each of the Lenders and each of the Voting Participants are willing to agree to the Assignment and Assumption and the Release subject to the terms and conditions as more fully set forth below.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1.Assignment and Assumption; Release.

(a)Effective as of the date hereof and concurrently with the Merger, Initial Borrower hereby absolutely assigns, transfers and conveys to the Successor Borrowers all of its rights, interests, duties, obligations and liabilities in, to and under the Credit Agreement.

(b)Effective as of the date hereof and concurrently with the Merger, each of the Successor Borrowers hereby irrevocably and unconditionally accepts, on a joint and several basis, the assignment set forth in Section 1(a) of this Agreement and assumes all of the duties, obligations and liabilities of Initial Borrower in, to and under the Credit Agreement to the same extent as if each of the Successor Borrowers had executed the Credit Agreement and the other Loan Documents.  Without limiting the generality of the foregoing terms of this Section 1(b), each of the Successor Borrowers hereby (i) acknowledges, agrees and confirms that (A) by its execution of this Agreement, each of the Successor Borrowers shall be deemed to be a party to the Credit Agreement and the other Loan Documents and, collectively, the “Borrower” for all purposes of the Credit Agreement and the other Loan Documents, and (B) each of the Successor Borrowers, collectively, on a joint and several basis shall have all of the obligations of the Borrower thereunder as if each of the Successor Borrowers had executed the Credit Agreement and the other Loan Documents, (ii) certifies that the representations and warranties of Initial Borrower set forth in Article IV of the Credit Agreement and in any other Loan Documents are true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties are true and correct in all respects) with respect to such Successor Borrower on and as of the date hereof, (iii) agrees to be bound by the affirmative covenants, negative covenants and financial covenants set forth in Sections 5, 6 and 7 of the Credit Agreement and in any other Loan Document and (iv) jointly and severally hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Successor Borrowers with respect to the payment and performance of all of the Obligations arising under the Credit Agreement and the other Loan Documents, it being the intention of the parties hereto that all the Obligations shall be the joint and several obligations of each of the Successor Borrowers without preferences or distinction among them.

(c)The Administrative Agent, each of the Lenders, and each of the Voting Participants hereby confirms that, effective upon satisfaction of the conditions precedent set forth in Section 4 of this Agreement, each of Initial Borrower and the Subsidiary Loan Parties is released and forever discharged from any duties, obligations and liabilities as a Loan Party under the Credit Agreement and the other Loan Documents.  The release contained herein is intended to be final and binding upon the Parties, the Administrative Agent, the Lenders, and their respective heirs, successors and assigns.  Each of the Parties and the Administrative Agent agree to cooperate in good faith and to execute such further documents as may be necessary to effect the provisions of this Agreement.

2.Amendment of Credit Agreement.  Each of the Successor Borrowers hereby covenants and agrees that, within thirty (30) days after the date hereof, it shall arrange for an amendment and restatement of the Credit Agreement and the other Loan Documents (which may be in the form of an amendment adding the Term Loans as a new tranche of term loans under the Successor Borrowers’ existing Amended and Restated Term Loan Agreement dated as of December 5, 2014 (as amended and restated, the “Existing Potlatch Agreement”)) such that (a) the representations and warranties, affirmative covenants, negative covenants and financial covenants applicable to the Term Loan are substantially identical to those under the Existing Potlatch Agreement at such time (as amended to conform to the Successor Borrowers’ other syndicated credit agreement documentation) and (b) Portland Merger, LLC is added as a Guarantor with respect to the Existing Potlatch Agreement.

3.Representations of the Parties.  Each Party represents and warrants that:  (i) such Party is a limited partnership, corporation or limited liability company, as applicable, duly formed and validly existing under the laws of jurisdiction of formation, and is in good standing under the laws of its jurisdiction of formation; (ii) the execution, delivery and performance by such Party of this Agreement have been duly authorized by all necessary limited partnership, corporation or limited liability company, as applicable, action, and do not contravene the terms of the organizational documents of such Party, conflict with or result in any breach or contravention of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument to which such Party is a party, or any applicable law; (iii) this Agreement is a legal, valid, and binding obligation of such Party, enforceable against it in accordance with its terms; and (iv) no consents, approvals, authorizations, registrations and filings or orders are required or advisable to be made or obtained under any Requirement of Law, or by any contractual obligation of any Party, in connection with the execution, delivery, performance, validity and enforceability of such Party of this Agreement.

Initial Borrower hereby further represents and warrants that (x) the representations and warranties of Initial Borrower set forth in the Credit Agreement and the other Loan Documents are true and correct in all material respects (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties are true and correct in all respects), (y) no Default or Event of Default exists under the Credit Agreement on and as of the date hereof, before and after giving effect to this Agreement and (z) since the most recent audited consolidated financial statements of the Initial Borrower and its Subsidiaries delivered pursuant to Section 5.1(a) of the Credit Agreement, there has been no change which has had or could reasonably be expected to have a Material Adverse Effect.

4.Effectiveness of Agreement.  This Agreement shall become effective concurrently with the Merger as of the date hereof (the “Effective Date”) upon receipt by the Administrative Agent of the following:

(a)copies of this Agreement duly executed by the Successor Borrowers, Initial Borrower, each Lender, each Voting Participant and the Administrative Agent.

(b)(i) certified copies of the articles or certificate of incorporation, certificate of organization or limited partnership, or other registered organizational documents of each Successor Borrower, together with certificates of good standing or existence, as may be available from the Secretary of State of the jurisdiction of organization of such Successor Borrower and each other jurisdiction where such Successor Borrower is required to be qualified to do business as a foreign entity; (ii) a certificate of the Secretary or Assistant Secretary of each Successor Borrower, substantially in the form of Exhibit 3.1(b)(v) to the Credit Agreement, attaching and certifying copies of its bylaws and of the resolutions of its board of directors, or partnership agreement or limited liability company agreement, or comparable organizational documents and authorizations, authorizing the execution, delivery and performance of this Agreement and certifying the name, title and true signature of each officer of such Successor Borrower executing this Agreement and (iii) such other documents, certificates or information as the Administrative Agent or the Required Lenders may reasonably request, all in form and substance reasonably satisfactory to the Administrative Agent or the Required Lenders.

(c)a favorable written opinion of counsel to the Successor Borrowers (which may be in-house counsel), dated the Effective Date and addressed to the Administrative Agent, and covering such matters relating to the Successor Borrowers, this Agreement and the transactions contemplated herein as the Administrative Agent shall reasonably request.

(d)a certificate from each of the Successor Borrowers, dated the Effective Date and signed by a Responsible Officer, confirming that (i) immediately after giving effect to this Agreement, no Default or Event of Default exists and (ii) the representations and warranties of the Initial Borrower set forth in Article IV of the Credit Agreement and any other Loan Document are true and correct in all material respects with respect to such Successor Borrower (other than those representations and warranties that are expressly qualified by a Material Adverse Effect or other materiality, in which case such representations and warranties are be true and correct in all respects) on and as of the Effective Date, before and after giving effect to this Agreement and (iii) since the date of the most recent financial statements required to be delivered pursuant to Section 6.01(a) of the Credit Agreement or (b) of the Existing Potlatch Agreement, there has been no change with respect to such Successor Borrower which has had or could reasonably be expected to have a Material Adverse Effect.

5.Expenses.  The Successor Borrowers agree to reimburse the Administrative Agent for the reasonable and documented out-of-pocket expenses incurred by it in connection with this Agreement, including the reasonable and documented fees, charges and disbursements of Moore & Van Allen PLLC, counsel for the Administrative Agent.

6.Counterparts/Telecopy. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Delivery of executed counterparts of this Agreement by telecopy or .pdf shall be effective as an original.

7.Entire Agreement.  This Agreement and the exhibits hereto represent the entire agreement among the parties hereto regarding the subject matters hereof and thereof and supersede all prior agreements and understandings, oral or written, regarding such subject matters. No claim of waiver, modification, consent, or acquiescence with respect to any provision of this Agreement shall be made against any party hereto, except on the basis of a written instrument executed by or on behalf of such party.

8.Further Assurances.  Subject to the other terms of this Agreement, the Parties agree to execute and deliver such other instruments and perform such acts, in addition to the matters herein specified, as may be reasonably appropriate or necessary, from time to time, to effectuate the transactions contemplated hereby.

9.GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

10.Successors and Assigns.  This provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

INITIAL BORROWER:	DELTIC TIMBER CORPORATION,
a Delaware corporation
By: __/s/______________________________
Name: Byrom Walker
Title: Interim VP and CFO

ASSUMPTION AGREEMENT

DELTIC TIMBER CORPORATION

FEBRUARY 2018

SUCCESSOR BORROWERS:	POTLATCH CORPORATION,

a Delaware corporation

By:__/s/______________________________

Name: Jerald W. Richards
Title: Vice President and CFO
POTLATCH FOREST HOLDINGS, INC.,

a Delaware corporation

By:__/s/______________________________

Name:Jerald W. Richards

Title:Vice President and CFO

POTLATCH LAND & LUMBER, LLC,

a Delaware limited liability company

By:__/s/_____________________________

Name:Jerald W. Richards

Title:Vice President and CFO

ASSUMPTION AGREEMENT

DELTIC TIMBER CORPORATION

FEBRUARY 2018

ADMINISTRATIVE AGENT,

LENDERS AND VOTING

PARTICIPANTS:	AMERICAN AGCREDIT, PCA,

as Administrative Agent and as a Lender

By: /s/

Name:  Janice T. Thede

Title:        Vice President

ASSUMPTION AGREEMENT

DELTIC TIMBER CORPORATION

FEBRUARY 2018

cobank, Fcb,

as a Voting Participant

By: /s/

Name:  Sara Reid

Title:    Vice President

ASSUMPTION AGREEMENT

DELTIC TIMBER CORPORATION

FEBRUARY 2018

AGRIBANK, FCB,

as a Voting Participant

By: /s/

Name:  Jerry M. Lehnertz

Title:   Supervisor of Credit

ASSUMPTION AGREEMENT

DELTIC TIMBER CORPORATION

FEBRUARY 2018

NORTHWEST FARM CREDIT SERVICES, FLCA,

as a Voting Participant

By: /s/

Name:  Chris Eckman

Title:   Vice President

ASSUMPTION AGREEMENT

DELTIC TIMBER CORPORATION

FEBRUARY 2018

FARM CREDIT OF WESTERN ARKANSAS, FLCA, as a Voting Participant

By: /s/

Name:  Charlie McConnell

Title:  Supervisor of Credit

ASSUMPTION AGREEMENT

DELTIC TIMBER CORPORATION

FEBRUARY 2018